UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2006 (March 6, 2006)
ABERCROMBIE & FITCH CO.
(Exact name of registrant as specified in its charter)

Delaware	1-12107	31-1469076

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)
6301 Fitch Path, New Albany, Ohio 43054
(Address of principal executive offices) (Zip Code)
(614) 283-6500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT
SIGNATURE

ITEM 1.01. ENTRY INTO A MATERIAL AGREEMENT
Performance Targets for Cash Bonus
     The Compensation Committee of the Board of Directors of Abercrombie & Fitch Co. (the “Registrant”) on March 6, 2006 established the financial goals and incentive targets under the Abercrombie & Fitch Co. Incentive Compensation Performance Plan (the “Plan”) for the semi-annual cash incentive (i.e., bonus) award payable to the employees of the Registrant participating in the Plan, including each of the Registrant’s named executive officers, with respect to the first half of fiscal year 2006. Each participant’s incentive target is a percentage of the participant’s base salary and the amount of the actual bonus payment could range from zero to double the incentive target, based upon the extent to which the pre-established semi-annual financial goals are met or exceeded. The financial goals under the Plan for the six-month operating season ending on July 29, 2006 is based on the net income of the Registrant during such period. The incentive targets established for each of the named executive officers are set forth below:

Name and Principal Position	Incentive Target (Percentage of Base Salary)
Michael S. Jeffries, Chairman & Chief Executive Officer	120%
Diane Chang, Executive Vice President — Sourcing	75%
Leslee K. Herro, Executive Vice President — Planning and Allocation	75%
Thomas D. Mendenhall, Senior Vice President & General Manager, Abercrombie & Fitch & abercrombie	50%
John W. Lough, Executive Vice President, Distribution Center Logistics	50%

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Annual Base Salary Levels
     The Compensation Committee on March 6, 2006, established new annual base salary levels for each of the named executive officers, effective for fiscal year 2006, based on individual performance assessments and market data. The annual base salary levels for fiscal year 2006 and fiscal year 2005 for each of the named executive officers are set forth below:

Name and Principal Position	Fiscal Year	Annual Base Salary
Michael S. Jeffries, Chairman & Chief Executive Officer	2006 2005	$1,500,000 1,200,000
Diane Chang, Executive Vice President — Sourcing	2006 2005	815,000 775,000
Leslee K. Herro, Executive Vice President — Planning and Allocation	2006 2005	815,000 775,000
Thomas D. Mendenhall, Senior Vice President & General Manager, Abercrombie & Fitch & abercrombie	2006 2005	775,000 735,000
John W. Lough, Executive Vice President, Distribution Center Logistics	2006 2005	575,000 550,000
Annual Equity Awards
     The Compensation Committee on March 6, 2006 granted annual equity awards under the 2005 Long-Term Incentive Plan for each of the named executive officers (other than Mr. Jeffries who did not receive any equity awards), effective for fiscal year 2006, based on individual performance assessments and market data. The annual equity awards (in the form of restricted stock and stock options) for each of the named executive officers (other than Mr. Jeffries who did not receive any equity awards) are set forth below:

Name and Principal Position	Restricted Shares	Stock Options
Diane Chang, Executive Vice President — Sourcing	30,000	50,000
Leslee K. Herro, Executive Vice President — Planning and Allocation	30,000	50,000
Thomas D. Mendenhall, Senior Vice President & General Manager, Abercrombie & Fitch & abercrombie	12,000	20,000
John W. Lough, Executive Vice President, Distribution Center Logistics	12,000	20,000

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABERCROMBIE & FITCH CO.

Dated: March 10, 2006	By:	/s/ Michael W. Kramer

Michael W. Kramer
Senior Vice President and Chief Financial Officer

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